UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): October 6, 2004



                              CPI CORP.
        (Exact name of registrant as specified in its charter)



                              Delaware
            (State or Other Jurisdiction of Incorporation)



             0-11227                          43-1256674
    (Commission file Number)       (IRS Employer Identification No.)



       1706 Washington Avenue, St. Louis, Missouri     63103-1790
        (Address of principal executive offices)       (Zip code)


   Registrants' telephone number, including area code:  (314) 231-1575


(Former name or former address, if changes since last report):
                                                        Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

A. CPI Corp. (the "Company") announced the creation of an interim Office of the Chief Executive to enhance implementation of the Company's key strategic initiatives as well as intensify focus on the field organization. The Company has also commenced a search for a permanent chief executive officer. The newly created Office of the Chief Executive consists of David Meyer, currently the Chairman of the Board of the Company, Jack Krings, currently the President and Chief Operating Officer of the Company, and Gary Douglass, currently the Executive Vice President and Chief Financial Officer of the Company. Mr. Meyer, who will continue as the Company's Chairman, will focus on overall strategy and management and will report to the Board of Directors on behalf of the Office of the Chief Executive. Mr. Krings will continue as President and Chief Operating Officer and focus on the field organization, and Mr. Douglass will continue as Chief Financial Officer and take on additional administrative and support responsibilities. In conjunction with his appointment to the new Office of Chief Executive, Mr. Krings stepped down as Acting Chief Executive Officer and resigned from the Board of Directors on October 6, 2004.

       Mr. Krings has served as President, Chief Operating Officer and Acting Chief Executive Officer of the Company since April 26, 2004. Mr. Krings joined the Company in October 2001, as Senior Executive Vice President, Operations and was promoted to President of the Portrait Studio Division and elected Vice President of the Company in 2002. From 1993 to 2001, he held executive positions with Sears, Roebuck and Co., including Vice President and General Manager of Licensed Business; Vice President, Human Resources; and Vice President and General Manager, Product Services. Mr. Krings is 56 years old.

       Since March 2003, Mr. Meyer has served as a Managing Member of Knightspoint Partners LLC, a firm which he co-founded. From the fall of 1995 through June 2002, Mr. Meyer served in various capacities in the investment banking department of Credit Suisse First Boston, a global investment banking firm, most recently serving as a director in the mergers and acquisitions and global industrial and services groups in the firm's London office. Mr. Meyer is 35 years old.

       Mr. Douglass has served as Executive Vice President, Finance/Chief Financial Officer and Treasurer of the Company since April 2002.
       From 1998 through 2001, he was Senior Vice President, Finance and Aministration/Chief Financial Officer for DTI Holdings, a wholesale provider of voice and data transmission services based in St. Louis, Missouri. Mr. Douglass served as Executive Vice President/Chief Financial Officer of Roosevelt Financial Group and Roosevelt Bank in St. Louis, Missouri, from 1995 to 1997. He also held a broad range of management positions during his twenty-three year tenure with the St. Louis, Missouri, office of the international firm of Deloitte and Touche, LLP, including Partner-in-Charge of Accounting and Auditing Services. Mr. Douglass is 54 years old.

       Attached hereto as Exhibit 99.1, is a copy of the press release announcing the creation of the new interim Office of the Chief Executive. Such exhibit is incorporated herein by reference.


                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CPI CORP.
				  ________________________________
                                  (Registrant)



                             By:  /s/ Gary W. Douglass
                                  ________________________________
                                  Gary W. Douglass
 				  Executive Vice President, Finance
                                  and Chief Financial Officer



Dated: October 12, 2004